THIRD AMENDMENT TO THE
RMB INVESTORS TRUST
CUSTODY AGREEMENT

    THIS THIRD AMENDMENT is entered into as of June 16, 2025 (the “Effective Date”), by and between RMB INVESTORS TRUST, a Delaware statutory trust (the “Trust”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (the “Custodian”).

RECITALS

WHEREAS, the parties have entered into the Custody Agreement dated as of December 12, 2017 (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement to add the following funds to its Exhibit B, as of the Effective Date:

RMB Quality Intermediate Core Fund;
RMB Quality Intermediate Tax-Exempt Municipal Fund;
and;

WHEREAS, the Trust desires to amend the agreement to remove the following funds from Exhibit B, as of the Effective Date:

RMB Dividend Growth Fund;
RMB International Small Cap Fund;
RMB Japan Fund;
RMB Mendon Financial Long/Short Fund
and;

WHEREAS, Article XV, Section 15.02 of the Agreement allows for its amendment by a written instrument executed by both parties.

NOW, THEREFORE, the parties agree to amend the Agreement as follows:

As of the Effective Date, Exhibit B of the Agreement shall be amended and replaced in its entirety by the Exhibit B attached hereto.

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

SIGNATURES ON NEXT PAGE

    IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by a duly authorized officer on one or more counterparts as of the Effective Date.

RMB INVESTORS TRUST             U.S. BANCORP FUND SERVICES, LLC

By: /s/ Chris Graff____________________        By: /s/Gregory Farley_________________

Name:    Chris Graff____________________        Name: Gregory Farley________________
Title: Managing Director of Asset Management    Title: Senior Vice President____________

Exhibit B
to the
Custody Agreement

Separate Series of RMB Investors Trust

Name of Series

RMB INTERNATIONAL FUND
Investor Class
Class I

RMB FUND
Class A
Class C
Class I

RMB MENDON FINANCIAL SERVICES FUND
Class A
Class C
Class I

RMB QUALITY INTERMEDIATE CORE FUND
Investor Class
Class I

RMB QUALITY INTERMEDIATE TAX-EXEMPT MUNICIPAL FUND
Investor Class
Class I

RMB SMALL CAP FUND
Investor Class
Class I

RMB SMID CAP FUND
Investor Class
Class I

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